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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 9, 2001
                                                   -------------


                        CONVERGENT COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


           Colorado                     333-53953               84-1337265
       (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


                     400 Inverness Drive South, Suite 400
                           Englewood, Colorado 80112
                                (303) 749-3000
         (Address and telephone number of principal executive offices)


Item 5.   Other Events

     1. In a press release dated April 4, 2001, the company announced that (i) it was still seeking funding for its cash shortfall; (ii) it was terminating its secured working capital credit facility with Foothill Capital; and (iii) two of its board members had resigned. A copy of the press release is attached.

     2. In a press release dated April 6, 2001, the company announced that it had received a letter from the Nasdaq informing the company that its common shares would be delisted effective April 17, 2001. A copy of the press release is attached.

Item 7.   Exhibits

          (c) Exhibits

              99.1 Press release dated April 4, 2001.

              99.2 Press release dated April 6, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.


Date: April 9, 2001                   By:      /s/ Martin E. Freidel
                                         ----------------------------------
                                                 Martin E. Freidel
                                      Executive Vice President, General Counsel
                                                   and Secretary